SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-8788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

1-4698	NEVADA POWER COMPANY	88-0045330
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

8.01 Other Events.

On November 16, 2004, Sierra Pacific Resources (SPR), the parent company of Nevada Power Company (NPC) and Sierra Pacific Power Company (SPPC), announced a realignment of its internal organization. SPR has significant operations located in southern and northern Nevada. As a result of the organizational realignment, some important functions within SPR’s organizational structure will be consolidated in order to provide efficiencies, improve operating and administrative processes and create value by lowering operating costs. A copy of the press release announcing the organizational realignment is attached as exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Exhibits. 99.1 Press release dated November 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources
(Registrant)

Date: November 18, 2004	By:	/s/ John E. Brown

John E. Brown
Controller

Nevada Power Company
(Registrant)

Date: November 18, 2004	By:	/s/ John E. Brown

John E. Brown
Controller

Sierra Pacific Power Company
(Registrant)

Date: November 18, 2004	By:	/s/ John E. Brown

John E. Brown
Controller